Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2008	3/31/2007	% Chg
Operating Revenues
Voice	$9,693	$10,455	-7.3%
Data	5,972	5,655	5.6%
Wireless service	10,605	9,070	16.9%
Directory	1,398	1,022	36.8%
Other	3,076	2,767	11.2%
Total Operating Revenues	30,744	28,969	6.1%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	11,775	11,252	4.6%
Selling, general and administrative	8,086	7,437	8.7%
Depreciation and amortization	4,903	5,616	-12.7%
Total Operating Expenses	24,764	24,305	1.9%
Operating Income	5,980	4,664	28.2%
Interest Expense	865	873	-0.9%
Equity in Net Income of Affiliates	243	173	40.5%
Other Income (Expense) - Net	33	504	-93.5%
Income Before Income Taxes	5,391	4,468	20.7%
Income Taxes	1,930	1,620	19.1%
Net Income	$3,461	$2,848	21.5%

Basic Earnings Per Share	$0.58	$0.46	26.1%
Weighted Average Common
Shares Outstanding (000,000)	5,997	6,224	-3.6%

Diluted Earnings Per Share	$0.57	$0.45	26.7%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	6,033	6,266	-3.7%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2008	3/31/2007	% Chg
Segment Operating Revenues
Service	$10,645	$9,092	17.1%
Equipment	1,180	905	30.4%
Total Segment Operating Revenues	11,825	9,997	18.3%

Segment Operating Expenses
Cost of services and equipment sales	4,110	3,670	12.0%
Selling, general and administrative	3,279	2,913	12.6%
Depreciation and amortization	1,480	1,891	-21.7%
Total Segment Operating Expenses	8,869	8,474	4.7%
Segment Operating Income	2,956	1,523	94.1%
Equity in Net Income of Affiliates	2	7	-71.4%
Minority Interest	(60)	(48)	-25.0%
Segment Income	$2,898	$1,482	95.5%

Wireline
Segment Operating Revenues
Voice	$9,919	$10,677	-7.1%
Data	6,205	5,862	5.9%
Other	1,500	1,447	3.7%
Total Segment Operating Revenues	17,624	17,986	-2.0%

Segment Operating Expenses
Cost of sales	7,616	7,558	0.8%
Selling, general and administrative	4,005	4,093	-2.2%
Depreciation and amortization	3,170	3,440	-7.8%
Total Segment Operating Expenses	14,791	15,091	-2.0%
Segment Income	$2,833	$2,895	-2.1%

Advertising & Publishing
Segment Operating Revenues	$1,417	$1,443	-1.8%

Segment Operating Expenses
Cost of sales	444	455	-2.4%
Selling, general and administrative	343	279	22.9%
Depreciation and amortization	212	242	-12.4%
Total Segment Operating Expenses	999	976	2.4%
Segment Income	$418	$467	-10.5%

Other
Segment Operating Revenues	$544	$544	-
Segment Operating Expenses	770	464	65.9%
Segment Operating Income(Loss)	(226)	80	-
Equity in Net Income of Affiliates	241	172	40.1%
Segment Income	$15	$252	-94.0%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	3/31/08	12/31/07
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,963	$1,970
Accounts receivable - net of allowances for
uncollectibles of $1,361 and $1,364	15,697	16,185
Prepaid expenses	1,610	1,524
Deferred income taxes	1,934	2,044
Other current assets	2,742	2,963
Total current assets	23,946	24,686
Property, Plant and Equipment - Net	96,238	95,890
Goodwill	70,815	70,713
Licenses	40,711	37,985
Customer Lists and Relationships - Net	13,692	14,505
Other Intangible Assets - Net	5,877	5,912
Investments in Equity Affiliates	2,578	2,270
Postemployment Benefit	17,645	17,291
Other Assets	6,697	6,392
Total Assets	$278,199	$275,644

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$13,301	$6,860
Accounts payable and accrued liabilities	18,590	21,399
Advanced billing and customer deposits	3,677	3,571
Accrued taxes	4,186	5,027
Dividends payable	2,375	2,417
Total current liabilities	42,129	39,274
Long-Term Debt	60,189	57,255
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,203	24,939
Postemployment benefit obligation	24,510	24,011
Unamortized investment tax credits	144	150
Other noncurrent liabilities	13,766	14,648
Total deferred credits and other noncurrent liabilities	63,623	63,748

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,598	91,638
Retained earnings	34,311	33,297
Treasury shares (at cost)	(19,590)	(15,683)
Accumulated other comprehensive loss	(556)	(380)
Total stockholders' equity	112,258	115,367
Total Liabilities and Stockholders' Equity	$278,199	$275,644

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Three Months Ended
	3/31/08	3/31/07
Operating Activities
Net income	$3,461	$2,848
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,903	5,616
Undistributed earnings from investments in equity affiliates	(225)	(156)
Provision for uncollectible accounts	480	376
Amortization of investment tax credits	(6)	(8)
Deferred income tax expense	569	65
Net gain on sales of investments	(46)	-
Gain on license exchange	-	(409)
Changes in operating assets and liabilities:
Accounts receivable	(150)	237
Other current assets	142	(748)
Accounts payable and accrued liabilities	(4,654)	(3,232)
Stock-based compensation tax benefit	(7)	(47)
Other - net	490	71
Total adjustments	1,496	1,765
Net Cash Provided by Operating Activities	4,957	4,613

Investing Activities
Construction and capital expenditures	(4,247)	(3,338)
Acquisitions, net of cash acquired	(3,662)	(198)
Dispositions	47	209
Proceeds from sale of securities, net of investments	131	518
Other	32	7
Net Cash Used in Investing Activities	(7,699)	(2,802)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	5,786	(2,989)
Issuance of long-term debt	3,972	5,924
Repayment of long-term debt	(613)	(227)
Purchase of treasury shares	(4,071)	(3,005)
Issuance of treasury shares	103	687
Dividends paid	(2,422)	(2,218)
Stock-based compensation tax benefit	7	47
Other	(27)	(84)
Net Cash Provided by (Used in) Financing Activities	2,735	(1,865)
Net decrease in cash and cash equivalents	(7)	(54)
Cash and cash equivalents beginning of year	1,970	2,418
Cash and Cash Equivalents End of Period	$1,963	$2,364

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2008	3/31/2007	% Chg

Wireless
Wireless Customers (000)	71,367	62,217	14.7%
Net Customer Additions (000)	1,295	1,191	8.7%
M&A Activity, Partitioned Customers and Other Adjs. (000)	20	64	-68.8%
Postpaid Customers (000)	56,016	50,588	10.7%
Net Postpaid Customer Additions (000)	705	680	3.7%
Postpaid Churn	1.2%	1.3%	-10 B	P
Licensed POPs (000,000)	304	296	2.7%

In-Region Wireline [1]
Total Consumer Revenue Connections (000) [8]
Retail Consumer Primary Switched/VoIP connections [2]	30,316	32,315	-6.2%
Retail Consumer Additional Switched/VoIP connections [2]	3,866	4,345	-11.0%
Consumer Broadband Connections [3]	12,547	10,908	15.0%
Video Connections: [4]
Satellite Connections	2,232	1,684	32.5%
U-verse Video Connections	379	13	-
Total Consumer Revenue Connections (000)	49,340	49,265	0.2%

Net Consumer Revenue Connections Changes (000)	(98)	404	-

Switched Access Lines (000) [8]
Retail Consumer - Primary	30,312	32,315	-6.2%
Retail Consumer - Additional	3,866	4,345	-11.0%
Retail Business	22,647	23,318	-2.9%
Retail	56,825	59,978	-5.3%

Wholesale [5]	3,407	5,136	-33.7%
Coin [6]	183	315	-41.9%
Total Switched Access Lines (000)	60,415	65,429	-7.7%

Net Switched Access Line Changes (000)	(1,167)	(1,040)	12.2%

Total Broadband Connections (000) [3,8]	14,647	12,861	13.9%
Net Broadband Connections Changes (000) [3,8]	491	691	-28.9%
Video Connections (000) [4]	2,611	1,697	53.9%
Net Video Connections Changes (000) [4]	264	187	41.2%

AT&T Inc.
Capital Expenditures	$4,247	$3,338	27.2%
Dividends Declared per Share	$0.4000	$0.3550	12.7%
End of Period Common Shares Outstanding (000,000)	5,939	6,186	-4.0%
Debt Ratio [7]	39.6%	35.4%	420 B	P
Total Employees	310,070	301,760	2.8%

[1]	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Primarily switched access lines. Also includes VoIP.
[3]	Broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Wholesale lines include 0.2 million lines purchased by AT&T Corp. at 03/31/08 and 1.1 million at 03/31/07.
[6]	Coin includes both retail and wholesale access lines.
[7]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[8]	Prior year amounts restated to conform to current period reporting methodology.

Financial Data
AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted OIBDA
Dollars in Millions
Unaudited
Quarter Ended March 31, 2008		Adjusting Items
	GAAP	Intangible Amortization	Adjusted
Service Revenues	$10,645		$10,645
Equipment Revenues	1,180		1,180
Total Operating Revenues	$11,825	$-	$11,825

Operating Expenses
Cost of Services and Equipment Sales	4,110	-	4,110
Selling, General and Administrative	3,279	-	3,279
Depreciation and Amortization	1,480	(568)	912
Total Operating Expenses	8,869	(568)	8,301

Operating Income	2,956		3,524

Plus: Depreciation and Amortization	1,480		912
OIBDA	4,436		4,436
OIBDA as a % of Service Revenue	41.7%		41.7%

Quarter Ended March 31, 2007		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$9,092			$9,092
Equipment Revenues	905			905
Total Operating Revenues	$9,997	$-	$-	$9,997

Operating Expenses
Cost of Services and Equipment Sales	3,670	(20)	-	3,650
Selling, General and Administrative	2,913	(104)	-	2,809
Depreciation and Amortization	1,891	(85)	(813)	993
Total Operating Expenses	8,474	(209)	(813)	7,452

Operating Income	1,523			2,545

Plus: Depreciation and Amortization	1,891			993
OIBDA	3,414			3,538
OIBDA as a % of Service Revenue	37.5%			38.9%

OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from segment operating income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data
AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow and Free Cash Flow Yield
Dollars in Millions, Except for Share Price

unaudited
March 31, 2008	Trailing Twelve Months

Net cash provided by operating activities	$34,416
Less: Construction and capital expenditures	18,626
Free Cash Flow	$15,790

End of Period Share Price	$38.30
End of Period Shares Outstanding (Ms)	5,939
Market Capitalization	$227,464

Free Cash Flow Yield	6.9%

Free cash flow yield is based upon cash from continuing operations less capital expenditures as a percentage of market capitalization computed on 03/31/08. Market capitalization is computed by multiplying the end of period share price by the end of period shares outstanding as of 03/31/08.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Adjusted and Reported Wireline Operating Expenses
Dollars in Millions

Unaudited
	Three Months Ended
	3/31/08	3/31/07	YoY % Change

Reported Wireline Operating Expenses	$14,791	$15,091	-2.0%
Operating Adjustments
Cash Integration Costs	-	86	-100.0%
Intangible Amortization	421	630	-33.2%
Total Adjusting Items	421	716	-41.2%
Adjusted Wireline Operating Expenses	$14,370	$14,375	0.0%

Adjusted Wireline operating expenses differs from reported operating expenses in that it excludes the merger-related expenses shown above and provides additional comparability to prior periods.